                       JUNIPER PARTNERS ACQUISITION CORP.

                                   ______________, 2005

Hidden Treasures, Inc.
56 West 45th Street
Suite 805
New York, New York 10036

Gentlemen:

     This letter will confirm our agreement that, commencing on the effective date ("Effective Date") of the registration statement for the initial public offering of the securities of Juniper Partners Acquisition Corp. ("Company") and
continuing until (the "Termination Date") the earlier of the consummation by the
Company of a "Business Combination" or the Company's liquidation, Hidden
Treasures, Inc. shall make available to the Company certain office and administrative services as may be required by the Company from time to time, situated at 56 West 45th Street, Suite 805, New York, New York 10036. In
exchange therefore, the Company shall pay Hidden Treasures, Inc. the sum of
$7,500 per month on the Effective Date and continuing monthly thereafter until the Termination Date.

                                       Very truly yours,

                                       JUNIPER PARTNERS ACQUISITION CORP.

                                       By:
                                           -------------------------------------
                                           Name:  Robert Becker
                                           Title: Chief Financial Officer

AGREED TO AND ACCEPTED BY:

HIDDEN TREASURES, INC.

By:
    ----------------------------------
         Name: Stuart Rekant
         Title: Chief Executive Officer